UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05767

DWS Strategic Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  MAY 31, 2010

Semiannual Report to Shareholders

DWS Strategic Municipal Income Trust Ticker Symbol: KSM

Contents

4 Performance Summary

6 Portfolio Summary

8 Investment Portfolio

18 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Cash Flows

21 Statement of Changes in Net Assets

22 Financial Highlights

24 Notes to Financial Statements

29 Other Information

30 Shareholder Meeting Results

31 Dividend Reinvestment Plan

33 Additional Information

34 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during the 3-year, 5-year and 10-year periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/10
DWS Strategic Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	8.86%	22.58%	8.28%	7.09%	8.65%
Based on Market Price(a)	12.86%	33.85%	10.08%	7.18%	10.03%
Barclays Capital Municipal Bond Index(b)	3.60%	8.52%	5.30%	4.52%	5.90%
Lipper Closed-End High Yield Municipal Debt Funds Category(c)	8.82%	24.02%	1.34%	3.58%	5.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) The Lipper Closed-End High Yield Municipal Debt Funds Category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Yield Municipal Debt Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 5/31/10	As of 11/30/09
Net Asset Value	$ 12.59	$ 12.01
Market Price	$ 13.40	$ 12.33

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/10: Income Dividends (common shareholders)	$ .47
May Income Dividend (common shareholders)	$ .0770
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/10+	7.34%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/10+	6.90%
Tax Equivalent Distribution Rate (Based on Net Asset Value) as of 5/31/10+	11.29%
Tax Equivalent Distribution Rate (Based on Market Price) as of 5/31/10+	10.62%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Closed-End High Yield Municipal Debt Funds Category as of 5/31/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	15	57
3-Year	1	of	14	7
5-Year	1	of	14	7
10-Year	1	of	11	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/10	11/30/09

Revenue Bonds	84%	81%
General Obligation Bonds	8%	8%
ETM/Prerefunded Bonds	6%	9%
Lease Obligations	2%	2%
	100%	100%
Quality	5/31/10	11/30/09

AAA	8%	11%
AA	9%	11%
A	21%	20%
BBB	30%	30%
BB	6%	6%
B	2%	1%
Below B	1%	1%
Not Rated	23%	20%
	100%	100%
Top Five State Allocations (As a % of Investment Portfolio)	5/31/10	11/30/09

California	11%	11%
New York	9%	11%
Texas	8%	7%
Florida	6%	5%
Commonwealth of Puerto Rico	5%	5%

Asset allocation, quality and top five state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/10	11/30/09

Effective Maturity	10.0 years	11.4 years
Effective Duration	7.2 years	7.8 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of May 31, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 143.6%
Alabama 0.6%
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	1,000,000	823,460
Arizona 2.4%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	1,525,000	1,527,760
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	1,570,000	1,786,111
		3,313,871
California 14.0%
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2034	1,000,000	1,082,920
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	1,310,000	1,538,778
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	1,000,000	940,790
California, South Bayside Waste Management Authority, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.25%, 9/1/2029	1,425,000	1,550,087
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series 2003-A-1, Prerefunded, 6.75%, 6/1/2039	4,000,000	4,646,920
California, State General Obligation:
5.5%, 3/1/2040	1,000,000	1,028,040
5.75%, 4/1/2031	1,000,000	1,066,240
6.0%, 4/1/2038	1,000,000	1,091,580
6.5%, 4/1/2033	1,950,000	2,209,253
California, State Public Works Board Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	1,000,000	1,067,800
California, State Public Works Board Lease Revenue, Riverside Campus Project, Series B, 6.125%, 4/1/2028	2,000,000	2,138,400
California, Statewide Communities Development Authority Revenue, The Master's College, 0.23%**, 2/1/2037, US Bank NA (a)	200,000	200,000
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	765,000	769,383
		19,330,191
Colorado 0.5%
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	635,000	677,558
Connecticut 4.0%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	2,000,000	2,121,660
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	2,041,780
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031*	705,000	346,514
Mashantucket, CT, Sports Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2017	2,000,000	667,900
Series B, 144A, Zero Coupon, 9/1/2018	1,000,000	311,450
		5,489,304
Florida 8.7%
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	495,000	466,439
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	1,000,000	917,930
Florida, Tolomato Community Development District, Special Assessment:
5.4%, 5/1/2037	1,915,000	1,459,670
6.55%, 5/1/2027	850,000	735,301
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, 5.625%, 8/15/2029	1,875,000	1,824,412
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	1,600,000	1,620,160
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	3,000,000	3,070,170
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	929,580
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	963,740
		11,987,402
Georgia 5.6%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,161,088
Atlanta, GA, Tax Allocation, Beltline Project, Series B, 7.375%, 1/1/2031	1,000,000	1,020,580
Atlanta, GA, Water & Wastewater Revenue, Series A, 6.25%, 11/1/2034	2,000,000	2,197,020
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue, ACTS Retirement, Life Community, Series A-2, 6.625%, 11/15/2039	1,000,000	1,046,070
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,220,000	1,223,489
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System, 6.5%, 8/1/2038 (b)	1,000,000	1,113,040
		7,761,287
Guam 1.5%
Guam, Government General Obligation, Series A, 7.0%, 11/15/2039	1,000,000	1,074,890
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 6.0%, 7/1/2025	1,000,000	1,025,890
		2,100,780
Hawaii 0.4%
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., 6.5%, 7/1/2039	500,000	546,585
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	305,000	338,001
Illinois 6.2%
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	3,000,000	2,817,210
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg, Series A, 5.625%, 2/15/2037	2,000,000	1,619,760
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series A, 8.0%, 5/15/2030	1,000,000	987,210
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	1,000,000	1,048,370
Illinois, Finance Authority Revenue, Three Crowns Park Plaza, Series A, 5.875%, 2/15/2038	1,000,000	884,040
Illinois, Upper River Valley Development Authority, Solid Waste Disposal Revenue, Waste Recovery Project, AMT, 5.9%, 2/1/2014	820,000	793,423
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	430,000	431,617
		8,581,630
Indiana 1.0%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	525,000	573,505
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.7%, 9/1/2037	1,000,000	883,320
		1,456,825
Iowa 1.7%
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	1,670,000	1,267,246
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	1,000,000	972,550
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 144A, 6.45%, 5/1/2011	175,000	175,249
		2,415,045
Kansas 1.3%
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	300,000	305,319
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	1,400,000	1,435,182
		1,740,501
Kentucky 3.6%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	215,000	218,109
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	1,000,000	1,035,690
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033 (b)	365,000	402,763
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	3,425,000	3,377,461
		5,034,023
Louisiana 4.1%
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	1,000,000	1,034,670
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	1,500,000	1,437,195
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,230,700
		5,702,565
Maryland 4.5%
Maryland, Economic Development Corp., Pollution Control Revenue, Potomac Electric Power Co., 6.2%, 9/1/2022	1,500,000	1,722,570
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	1,000,000	732,700
Series B, 5.25%, 12/1/2031	1,000,000	758,960
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	500,000	567,965
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	1,000,000	1,006,660
6.0%, 1/1/2028	1,385,000	1,435,248
		6,224,103
Massachusetts 6.2%
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	250,000	258,245
Series A, 7.875%, 6/1/2044	250,000	259,500
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	1,500,000	1,767,000
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	1,845,000	1,689,153
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,780,423
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.75%, 11/15/2035	2,700,000	2,008,800
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center, Series E, 5.0%, 7/15/2037	950,000	762,204
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series C, 5.75%, 7/1/2032	35,000	35,831
		8,561,156
Michigan 4.4%
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.5%, 5/15/2036	1,000,000	799,520
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	1,559,320
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	1,000,000	1,197,340
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,010,560
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	145,000	150,677
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,304,719
		6,022,136
Minnesota 0.8%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	1,000,000	1,122,480
Mississippi 1.2%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	250,000	270,062
Mississippi, Business Finance Corp., Pollution Control Revenue, Systems Energy Resources, Inc. Project, 5.875%, 4/1/2022	1,000,000	1,002,590
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 6.5%, 9/1/2032	435,000	455,580
		1,728,232
Missouri 2.5%
Branson, MO, Regional Airport Transportation Development District, Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	250,000	130,968
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights, Series C-3, 6.5%, 5/15/2015	825,000	828,069
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	2,000,000	1,725,300
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	415,000	444,042
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	275,000	277,249
		3,405,628
Nevada 7.5%
Clark County, NV, Industrial Development Revenue, Nevada Power Co. Project, Series B, AMT, 5.9%, 10/1/2030	1,665,000	1,630,118
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (b)	6,140,000	6,731,344
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	2,000,000	2,009,300
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier, 7.375%, 1/1/2030*	2,000,000	5,000
		10,375,762
New Hampshire 2.2%
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,302,810
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	1,750,000	1,760,657
		3,063,467
New Jersey 1.3%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	290,000	287,378
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	1,430,000	1,475,446
		1,762,824
New Mexico 2.0%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,750,385
New York 9.3%
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	250,000	257,343
New York & New Jersey Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2023 (b)	8,260,000	8,531,258
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,018,380
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 8.0%, 8/1/2028	2,000,000	2,074,080
		12,881,061
North Carolina 1.6%
North Carolina, Electric Revenue, Municipal Power Agency, Series C, 5.375%, 1/1/2017	1,000,000	1,069,870
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health Systems, Series D, 6.25%, 12/1/2033	1,000,000	1,112,860
		2,182,730
Ohio 4.3%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	7,350,000	5,953,720
Pennsylvania 3.6%
Butler County, PA, Hospital Authority Revenue, Butler Health Systems Project, 7.25%, 7/1/2039	2,000,000	2,273,720
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	600,000	451,122
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, Prerefunded, 6.0%, 1/15/2031	750,000	784,238
Philadelphia, Redevelopment Authority Revenue, First Lien Mortgage, Series A, 6.5%, 1/1/2029	581,800	582,492
Westmoreland County, PA, Industrial Development Authority Revenue, Retirement Community-Redstone, Series A, 5.875%, 1/1/2032	1,000,000	865,640
		4,957,212
Puerto Rico 8.3%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	4,000,000	4,203,560
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series L, 5.25%, 7/1/2038 (b)	1,300,000	1,336,764
Puerto Rico, Public Buildings Authority Revenue, Series Q, 5.625%, 7/1/2039	1,000,000	1,039,980
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	1,000,000	1,038,520
Series A, 6.5%, 8/1/2044	2,000,000	2,265,640
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	2,000,000	1,628,640
		11,513,104
South Carolina 1.9%
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	983,000	870,732
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	1,585,000	1,588,376
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, Series C, Prerefunded, 7.0%, 8/1/2030	170,000	200,552
		2,659,660
South Dakota 1.5%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,039,260
Tennessee 3.4%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	500,000	509,935
5.0%, 12/15/2018	540,000	545,373
Jackson, TN, Energy Authority, Water Systems Revenue, 0.24%**, 12/1/2023, US Bank NA (a)	200,000	200,000
Johnson City, TN, Health & Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series A, 7.75%, 7/1/2038	1,000,000	1,139,120
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	2,000,000	2,269,000
		4,663,428
Texas 12.1%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,071,575
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 4.388%, 4/1/2027 (c)	1,960,000	1,209,889
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	1,000,000	921,410
Series A-3, AMT, 5.125%, 5/15/2033	1,000,000	916,680
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	2,000,000	1,982,280
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030 (b)	2,250,000	1,978,875
North Texas, Tollway Authority Revenue, Toll Second Tier, Series F, 5.75%, 1/1/2033	2,000,000	2,116,980
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039 (b)	1,000,000	895,160
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project, Series A, 8.25%, 11/15/2044	1,000,000	1,004,170
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	1,000,000	1,003,480
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	2,000,000	2,067,720
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health, 7.125%, 11/1/2040	510,000	518,583
		16,686,802
Virgin Islands 2.2%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,051,930
Virginia 1.1%
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	1,370,000	1,569,623
Washington 1.9%
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (b)	595,000	586,456
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	2,000,000	2,036,480
		2,622,936
West Virginia 0.3%
West Virginia, Hospital Finance Authority Revenue, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	390,000	400,315
Wisconsin 3.7%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	1,000,000	1,039,320
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	1,040,000	1,038,710
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	1,110,000	1,209,045
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	1,765,000	1,816,450
		5,103,525
Total Municipal Bonds and Notes (Cost $186,033,238)		198,600,507

Municipal Inverse Floating Rate Notes (d) 12.3%
California 3.1%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (b) (e)	2,121,349	2,247,497
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (b) (e)	1,930,312	2,045,099
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.153%, 5/1/2027, Leverage Factor at purchase date 2 to 1
		4,292,596
New York 4.4%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (e)	5,535,000	6,088,211
Trust: New York, State Dormitory Authority Revenue, Secondary Issues, Series 1955-2, 144A, 17.524%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
Tennessee 4.8%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (e)	5,918,585	6,570,495
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.536%, 1/1/2024, Leverage Factor at purchase date 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $16,175,547)		16,951,302
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $202,208,785)+	155.9	215,551,809
Other Assets and Liabilities, Net	(5.3)	(7,257,032)
Preferred Shares, at Redemption Value	(50.6)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	138,294,777

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A	6.5%	9/1/2031	705,000	735,378	346,514
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier	7.375%	1/1/2030	2,000,000	1,933,273	5,000
				2,668,651	351,514

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2010.

+ The cost for federal income tax purposes was $201,556,950. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $13,994,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,291,372 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,296,513.

(a) Security incorporates a letter of credit from the bank listed.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	1.9
Assured Guaranty Corp.	0.7
Assured Guaranty Municipal Corp.	2.0
Financial Guaranty Insurance Co.	7.1
Radian	0.3

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(c) Partial interest paying security. The rate shown represents 65% of the original coupon rate.

(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (f)	$ —	$ 215,551,809	$ —	$ 215,551,809
Total	$ —	$ 215,551,809	$ —	$ 215,551,809

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010 (Unaudited)
Assets
Investments in securities, at value (cost $202,208,785)	$ 215,551,809
Cash	190,292
Interest receivable	3,369,312
Other assets	1,373
Total assets	219,112,786
Liabilities
Payable for floating rate notes issued	10,615,039
Distributions payable	5,088
Accrued management fee	105,973
Other accrued expenses and payables	91,909
Total liabilities	10,818,009
Preferred Shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 138,294,777
Net Assets Consist of
Undistributed net investment income	2,786,620
Net unrealized appreciation (depreciation) on investments	13,343,024
Accumulated net realized gain (loss)	279,734
Paid-in capital	121,885,399
Net assets applicable to common shareholders	$ 138,294,777
Net Asset Value
Net Asset Value per common share ($138,294,777 ÷ 10,984,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2010 (Unaudited)
Investment Income
Income: Interest	$ 6,461,586
Expenses: Management fee	613,839
Services to shareholders	20,009
Custodian fee	5,338
Professional fees	50,752
Trustees' fees and expenses	3,730
Reports to shareholders	36,816
Auction service fee	88,816
Stock exchange listing fees	12,135
Interest expense and fees on floating rate notes	42,194
Other	24,426
Total expenses	898,055
Net investment income	5,563,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	155,389
Change in net unrealized appreciation (depreciation) on investments	5,904,612
Net gain (loss)	6,060,001
Dividends on preferred shares	(138,488)
Net increase (decrease) in net assets resulting from operations	$ 11,485,044

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended May 31, 2010 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations (excluding dividends on preferred shares)	$ 11,623,532
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(34,771,400)
Net amortization/accretion of premium (discount)	(217,004)
Proceeds from sales and maturities of long-term investments	36,499,265
(Increase) decrease in interest receivable	56,257
(Increase) decrease in other assets	(1,373)
(Increase) decrease in receivable due from sub-transfer agent	42,701
(Increase) decrease in receivable for investments sold	290,000
Increase (decrease) in payable for investments purchased — when-issued securities	(2,261,245)
Increase (decrease) in other accrued expenses and payables	(15,491)
Change in net unrealized (appreciation) depreciation on investments	(5,904,612)
Net realized (gain) loss from investments	(155,389)
Cash provided (used) by operating activities	5,185,241
Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(5,020,113)
Cash provided (used) by financing activities	(5,020,113)
Increase (decrease) in cash	165,128
Cash at beginning of period	25,164
Cash at end of period	$ 190,292
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 258,768
Interest expense and fees paid on floating rate notes	(42,194)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2010 (Unaudited)	Year Ended November 30, 2009
Operations: Net investment income	$ 5,563,531	$ 11,021,589
Net realized gain (loss)	155,389	709,315
Change in net unrealized appreciation (depreciation)	5,904,612	23,932,653
Dividends on preferred shares	(138,488)	(514,080)
Net increase (decrease) in net assets resulting from operations	11,485,044	35,149,477
Distributions to common shareholders from: Net investment income	(5,140,393)	(9,424,717)
Fund share and paid-in capital transactions: Net proceeds from shares issued to common shareholders from reinvestment of distributions	258,768	171,016
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	258,768	171,016
Increase (decrease) in net assets	6,603,419	25,895,776
Net assets at beginning of period	131,691,358	105,795,582
Net assets at end of period (including undistributed net investment income of $2,786,620 and $2,501,970, respectively)	$ 138,294,777	$ 131,691,358
Other Information
Common shares outstanding at beginning of period	10,963,153	10,948,343
Shares issued to common shareholders from reinvestment of distributions	20,908	14,810
Common shares outstanding at end of period	10,984,061	10,963,153

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.01	$ 9.66	$ 12.11	$ 12.48	$ 12.29	$ 12.26
Income (loss) from investment operations: Net investment income[b]	.51	1.01	.95	.93	.93	.95
Net realized and unrealized gain (loss)	.55	2.25	(2.50)	(.42)	.23	.13
Dividends on preferred shares (common share equivalent): From net investment income	(.01)	(.05)	(.24)	(.24)	(.22)	(.15)
Total from investment operations	1.05	3.21	(1.79)	.27	.94	.93
Less distributions from: Net investment income to common shareholders	(.47)	(.86)	(.66)	(.66)	(.75)	(.90)
Reimbursement by Advisor	—	—	—	.02	—	—
Net asset value, end of period	$ 12.59	$ 12.01	$ 9.66	$ 12.11	$ 12.48	$ 12.29
Market value, end of period	$ 13.40	$ 12.33	$ 7.80	$ 10.89	$12.26	$ 14.15
Total Return
Based on net asset value (%)[d]	8.86**	35.09	(14.99)[c]	2.53[c,e]	7.80[c]	7.59
Based on market value (%)[d]	12.86**	71.76	(23.67)	(6.14)	(8.02)	22.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	132	106	133	137	134
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)[f,g]	1.33*	1.48	1.90	1.64	1.26	1.31
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)[f,h]	1.33*	1.48	1.89	1.62	1.25	1.31
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)[i]	1.27*	1.39	1.33	1.26	1.25	1.31
Years Ended November 30, (continued)	2010[a]	2009	2008	2007	2006	2005
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.25*	9.35	8.34	7.56	7.55	7.60
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)	5.44*	5.87	5.34	4.96	4.97	5.01
Portfolio turnover rate (%)	16**	79	65	44	41	19
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	70	70
Asset coverage per share ($)[j]	74,391	72,033	62,784	72,352	73,752	72,900
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000

[a] For the six months ended May 31, 2010 (Unaudited).

[b] Based on average common shares outstanding during the period.

[c] Total return would have been lower had certain fees not been reduced.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[e] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.13% lower.

[f] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[g] The ratio of expenses before fee reductions (based on net assets of common and preferred shares, including interest expense) were .88%*, .93%, 1.22%, 1.07%, .83% and ..86% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006 and 2005, respectively.

[h] The ratio of expenses after fee reductions (based on net assets of common and preferred shares, including interest expense) were .88%* .93%, 1.21%, 1.07%, .82% and .86% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006 and 2005, respectively.

[i] The ratio of expenses after fee reductions (based on net assets of common and preferred shares, excluding interest expense) were .84%* .88%, .86%, .83%, .82% and .86% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006 and 2005, respectively.

[j] Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended May 31, 2010 was approximately $10,615,000, with a weighted average interest rate of 0.80%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At November 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $453,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2011 ($268,000) and November 30, 2012 ($185,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares ("Preferred Shares"), at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on the Preferred Shares is set through a "Dutch" auction process, and the dividends are generally paid every seven days. In the auction process, holders of the Preferred Shares indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. If an auction fails, the Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Preferred Share ratings (AAA as of May 31, 2010), is 110% times the higher of the "Taxable Equivalent of the Short-Term Municipal Bond Rate" (defined as the approximate taxable yield equivalent of the yield on short-term municipal securities derived by reference to the S&P Kenny 30-day High Grade Index) and the applicable AA Composite Commercial Paper Rate. In addition, existing Preferred Shareholders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Preferred Shareholders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended May 31, 2010, the dividend rates ranged from 0.259% to 0.680%. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights.

Since February 2008, the Fund has experienced failed auctions on its Preferred Shares. These auctions have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. While repeated auction fails have affected the liquidity for the Preferred Shares, a failed auction does not represent a default or loss of capital of the Fund's Preferred Shares and the Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate." As of May 31, 2010, the Preferred Shares of the Fund continue to be AAA rated by its respective rating agencies. Prolonged auction failures may increase the cost of leverage to the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents cash held at the Fund's custodian bank at May 31, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $34,771,400 and $36,499,265, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.60% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2010, the amount charged to the Fund by DISC aggregated $14,551, of which $8,291 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,377, of which $3,622 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, is the auction agent with respect to the preferred shares. The auction agent pays each broker-dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended May 31, 2010 aggregated $88,816, of which $2,956 is unpaid.

In addition, Deutsche Bank Trust Company Americas charges an administration fee for the preferred shares. For the six months ended May 31, 2010, the amount charged to the Fund by Deutsche Bank Trust Company Americas included in the Statement of Operations under "other" aggregated $2,973, all of which is unpaid.

D. Line of Credit

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

E. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Other Information

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Trustees and on such terms as the Trustees may determine.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of DWS Strategic Municipal Income Trust (the "Fund") was held on May 24, 2010 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. Election of four Class II Board Members of the Fund (three-year term):

Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	8,640,659	574,011
Paul K. Freeman	8,735,526	479,144
William McClayton	8,697,223	517,447
Jean Gleason Stromberg	8,688,091	526,579

Election of two Preferred Class Board Members of the Fund (elected annually):

Number of Votes:
	For	Withheld
Ingo Gefeke	2,538	0
Robert H. Wadsworth	2,538	0

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	Common Shares	23338T 101
	Preferred Shares	23338T 200

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a
The Fund may from time to time repurchase shares in the open market at the option of the Board of Trustees and on such terms as the Trustee may determine.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010